Exhibit 99.1 ©U.S. B©U. anco S. rp Bancorp

©U.S. Bancorp

©U.S. Bancorp

©U.S. Bancorp

©U.S. B©U. anco S. rp Bancorp

©U.S. Bancorp

• • • • • • • • • • ©U.S. Bancorp

©U.S. Bancorp

©U.S. Bancorp

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1 2 Non-GAAP. Adjusted for notable items. See appendix for calculation and description of notable items; Source: Visible Alpha, adjusted for certain non-GAAP items. See “Notes” slide in the appendix for information about the peer set ©U.S. Bancorp

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Average balances unless otherwise noted ©U.S. Bancorp 1 Amounts reported for the three months ended June 30, 2024 end of month balances reported on a one month lag

©U.S. Bancorp

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• • • • • • • • • ©U.S. Bancorp

©U.S. B©U. anco S. rp Bancorp

• • • • • • • • • • • 1 2 3 ©U.S. Bancorp 1H 2024 taxable-equivalent basis. Business line revenue percentages exclude Treasury and Corporate Support. Non-GAAP. See appendix for reconciliation; Includes a portion of Treasury Management; Client data as of March 31, 2024

• • • • • • • • • • • 1 ©U.S. Bancorp 1H 2024 taxable-equivalent basis. Business line product mix revenue percentages exclude Treasury and Corporate Support. Non-GAAP. See appendix for reconciliation

1 2 1H 2024. Regional Peers and GSIBs sourced from Visible Alpha. See “Notes” slide in the appendix for information about the peer set; Non-GAAP. Total fee revenue, CAGR and percentages excludes notable items and securities gains/(losses). See 3 appendix for reconciliation and description of notable items. Transaction Services fees include Retail Payment Solutions, Merchant Payment Solutions, Corporate Payment and Treasury Solutions and Investment Services; Other noninterest income ©U.S. Bancorp excludes notable items and net securities gains (losses)

• • • ©U.S. Bancorp

1 Examples show average line of business loan balances for 2Q 2024. Credit Card includes Payments Services. Commercial includes WCIB global markets & specialized finance, middle market, and corporate banking and other ©U.S. Bancorp

• • • 1 Client satisfaction scores based on U.S. Bank benchmarking programs as of June 30, 2024 for Consumer and Business and December 31, 2023 for Commercial. Investment Services and Wealth scores not included ©U.S. Bancorp 2 Reflects clients who are eligible for multi-product relationships as of March 31, 2024

• • • Data as of June 30, 2024 unless otherwise noted ©U.S. Bancorp 1 Source: Ipsos Brand Health Tracking. General Market Consumers. Data collected from April 1, 2024 to June 30, 2024

©U.S. Bancorp

©U.S. B©U. anco S. rp Bancorp

• • • • • • • • 1 2 3 4 Client data as of March 31, 2024; Number of branches as of June 30, 2024; Contribution to total U.S. Bancorp is calculated based on 1H 2024 financial results. Excludes Treasury and Corporate Support. Non-GAAP. See appendix for calculation; Based 5 6 7 on FDIC data as of June 30, 2023. $250M deposit cap. States within 26-state footprint; Inside Mortgage Finance 1Q 2024. Based on dollar amount of transactions; SBA Lender Report 2023; Javelin Strategy & Research, 2024 based on scores across six ©U.S. Bancorp evaluation categories

1 ©U.S. Bancorp Reflects the most recent externally reported information

• • • • • • • • • • 1 ©U.S. Bancorp Javelin Strategy & Research, 2024 based on scores across six evaluation categories

• • • • 1 Data sourced from 2Q 2024 public earnings releases. Peer set includes JPM, BAC, WFC, PNC, TFC, CFG, FITB, KEY, RF, C, HBAN and is based on a simple average across peer set; Percentage change is based on year-over-year growth (2Q 2024 vs. 2Q ©U.S. Bancorp 2 3 2023); Balance data is sourced at segment level to approximate USB’s Consumer and Business Banking segment. Not a direct comparison; Cost of interest-bearing deposits data is enterprise level (not disclosed at segment level)

• • • • • • • • • • • • 1 2 3 4 California percentage of deposits. Based on FDIC data as of June 30, 2023 (#4 rank) vs. June 30, 2022 (#10 rank); YoY data as of April 2024 year to date. Net new client growth excludes Union Bank; YoY data as of May 2024 year to date; J.D. Power ©U.S. Bancorp 2024 U.S. Retail Banking Satisfaction Study

• • • • • • • • • 1 Based on average deposits per U.S. Bank branch as of June 30, 2023. ©U.S. Bancorp

©U.S. Bancorp

1 2 3 4 Growth rates represent December 31, 2019 through June 30, 2024; Javelin Strategy & Research, 2024; Core consumer clients active in at least one channel in the previous 90 days. Digital includes both online and mobile platforms; Growth rate ©U.S. Bancorp represents a multiple of total sales where the account booked is a result of a customer submitting an application through a digital channel.

• • • • • • • • • As of December 31, 2023. As of June 30, 2024. ©U.S. Bancorp

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©U.S. B©U. anco S. rp Bancorp

• • • • • • • • • 1 2 3 Client data as of March 31, 2024; Contribution to total U.S. Bancorp is calculated based on 1H 2024 financial results. Excludes Treasury and Corporate Support. Non-GAAP. See appendix for calculation; Volume per Nilson Report (Issue 1263, May 2024); 4 5 6 Rankings are based on FY23 V/MA issuer volume per Nilson Report (Issue 1258, Feb 2024). Includes consumer, small business and commercial volume; Based on full year 2022 results for key competitors and company reports; Ranking assumes joint ©U.S. Bancorp ventures are consolidated per Nilson Report (Issue 1260, Mar 2024).

1 2 Reflects the most recent externally reported information; Excludes debit and prepaid ©U.S. Bancorp

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~40% ~25% 29% 22% 13% 10% ©U.S. Bancorp

1 CAGR based on 2019-2023 ©U.S. Bancorp

• • • • • • • 1 2 3 4 As of July 31, 2024; As of December 31, 2023; YTD as of July 31, 2024; As of May 31, 2024 ©U.S. Bancorp

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©U.S. B©U. anco S. rp Bancorp

Wealth, Corporate, Commercial, and Institutional Banking

Scale, service, and product depth and breadth for institutional and wealth clients

Clients[1]

Wealthy individuals	Companies	Government and institutions
~500K	~15K	~30K

Products

- Institutional banking
- Capital markets
- Treasury management
- Wealth management
- Asset management
- Fund servicing
- Corporate trust
- Custody

Reach

- ~3K wealth advisors and relationship managers
- National footprint
- International hubs in Dublin, London, and Luxembourg
- 50 client centers

Contribution to total U.S. Bancorp[2]

Average deposits	Average loans	Fee revenue
54%	47%	44%

Demonstrated results

~90% Of Fortune 1000 companies bank with us[3]

#1 In corporate trust markets we serve[4]

#5 Investment grade bond underwriting[5]

#6 U.S. custodian[6]


Investors like you ranked us
#1[7]
J.D. POWER

[1] Client data as of March 31, 2024; [2] Contribution to total U.S. Bancorp is calculated based on 1H 2024 financial results. Excludes Treasury and Corporate Support. Non-GAAP. See appendix for calculation; [3] Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, U.S. Bancorp; [4] US and Europe market share data sourced from Greenstreet ABAlert for the ABS/MBS and CLO rankings and Refinitiv for the Corporate and Municipal rankings. Rankings based upon number of deals and volume in dollars. Data as of March 2024; [5] LSEG/LPC as of June 30, 2024, based on number of deals; [6] March 2024 per FDIC. Rankings exclude non-bank custodians, foreign banks, and non-FDIC banks; [7] J.D. Power 2024 U.S. full-service investor satisfaction study released on March 21, 2024 based on investors surveyed from January 2023 – January 2024, who may be working with a financial advisor from U.S. Bank or its affiliate, U.S. Bancorp Investments

©U.S. Bancorp

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1 ©U.S. Bancorp Reflects the most recent externally reported information

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1 Based on ~2,500 relationships. Relationships include all syndicated institutional relationships and does not represent total institutional client base. As of May 2024 ©U.S. Bancorp

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• • • • 1 ©U.S. Bancorp US and Europe market share data sourced from Greenstreet ABAlert for the ABS/MBS and CLO rankings and Refinitiv for the Corporate and Municipal rankings. Rankings based upon number of deals and volume in dollars. Data as of March 2024

1 2 3 Revenue for the year ended December 31, 2023; CAGR for growth from 2020 - 2023; Trailing twelve month revenue as of June 30, 2024 ©U.S. Bancorp

1 ©U.S. Bancorp Includes the addition of Union Bank acquisition that occurred in December 2022

1 Total new hires from January 1, 2023 to June 30, 2024 ©U.S. Bancorp

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©U.S. B©U. anco S. rp Bancorp

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©U.S. B©U. anco S. rp Bancorp

©U.S. Bancorp

1 2 3 4 Corporate Insight Mobile Monitor Competitive Research Report: Mobile Virtual Assistants, 1Q 2024 Javelin Strategy & Research, 2024; Kiplinger Personal Finance Best Firms for Customer Service: Mortgage Lenders, October 2020; Keynova Group semi- 5 6 7 annual Mobile Banker Scorecard, March 2024; Keynova Group 2Q 2024 Online Banker Scorecard, May 2024; Cornerstone Advisors Mobile Deposit Benchmark Report, 2023; Growth rate represents December 2019 through June 2024 in percent of active 8 channel core Consumer Banking customers in at least one channel in the previous 90 days (U.S. Bank mobile app, online banking, and mobile web); Growth rate represents December 2019 through June 2024 multiple of total sales where the account ©U.S. Bancorp booked is a result of a customer submitting an application through a digital channel (U.S. Bank mobile app, online banking, and mobile web)

©U.S. Bancorp

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©U.S. B©U. anco S. rp Bancorp

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• • • • • • Data as of June 30, 2024. $ in millions. ©U.S. Bancorp 1 2 Source: Peer company reports. See “Notes” slide in the appendix for information about the peer set; Office reserves are a part of our total CRE reserves.

5% 4% 3% 2% 1% 0% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1 2 3 Source: S&P Global. See “Notes” slide in the appendix for information about the peer set; Non-GAAP financial measure for 4Q22, 1Q23, and 2Q23; see appendix for calculations and description of notable items; Through the cycle loss rate is ©U.S. Bancorp intended to represent average annual losses over an economic cycle. We typically consider a 10-year period with 7-8 good years and 2-3 stress years.

1 Non-GAAP. Adjusted for notable items. See appendix for calculation and description of notable items ©U.S. Bancorp

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1 BitSight is an independent data-driven organization that measures the security performance of an organization and its vendors. ©U.S. Bancorp

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©U.S. B©U. anco S. rp Bancorp

COVID-19 Union Bank acquisition Inflation and interest rate dynamics Regulatory environment ©U.S. Bancorp

• • • • 1 1H 2024 taxable-equivalent basis. Business line revenue percentages exclude Treasury and Corporate Support. Non-GAAP. See appendix for reconciliation 2 ROTCE: Return on Tangible Common Equity. Non-GAAP. Adjusted for notable items and intangibles amortization. See appendix for calculation and description of notable items ©U.S. Bancorp 3 Common-equity tier 1 capital to risk-weighted assets, reflecting Basel III standardized with 5 year current expected credit losses (CECL) transition

1 Non-GAAP. Adjusted for notable items. See appendix for calculation and description of notable items ©U.S. Bancorp 2 Source: Visible Alpha, adjusted for certain non-GAAP items. See “Notes” slide in the appendix for information about the peer set

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• • 1 Ending balances ©U.S. Bancorp 2 Source: S&P Global, Ending Balances, RWA is Standardized Risk Weighted Assets. See “Notes” slide in the appendix for information about the peer set

• • 1 ©U.S. Bancorp Cash and due from banks balances

• • • IRR = Interest rate risk 1 Loans as of June 30, 2024 including both active and forward starting hedges ©U.S. Bancorp 2 Source: Visible Alpha. See “Notes” slide in the appendix for information about the peer set

• 1 ©U.S. Bancorp As of June 30, 2024

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• • • 1 2 Total adjusted fee revenue excludes notable items and investment securities gains/ (losses). Non-GAAP. See appendix for calculation and description of notable items; Transaction Services fees include Retail Payment Solutions, Merchant Payment 3 Solutions, Corporate Payment and Treasury Solutions, and Investment Services; Percent of non-interest income excluding notable items and investment securities gains / (losses). Non-GAAP. See appendix for calculation and description of notable ©U.S. Bancorp 4 items; YTD taxable-equivalent basis

• • • • 1 ©U.S. Bancorp Non-GAAP. Adjusted for notable items. See appendix for calculation and description of notable items

• • • 1 Source: Company disclosures. See “Notes” slide in the appendix for information about the peer set ©U.S. Bancorp

• • • • • • • 1 Common equity tier 1 capital to risk-weighted assets, reflecting Basel III standardized with 5 year CECL transition ©U.S. Bancorp

©U.S. Bancorp

ROA ROTCE Fee Income Growth Efficiency Ratio 1 Medium-term represents 2026 & 2027; FY2025 guidance will be provided on our fourth quarter earnings call in January ©U.S. Bancorp

1 Taxable-equivalent basis ©U.S. Bancorp 2 Non-GAAP. See appendix for calculations and descriptions of notable items

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©U.S. Bancorp

©U.S. Bancorp

(1), (2) – See final page in appendix for corresponding notes ©U.S. Bancorp

©U.S. Bancorp

©U.S. Bancorp

(1) – See final page in appendix for corresponding notes ©U.S. Bancorp

(1) – See final page in appendix for corresponding notes ©U.S. Bancorp

(1), (2) – See final page in appendix for corresponding notes ©U.S. Bancorp

©U.S. Bancorp

©U.S. Bancorp